STEEL SUCCESS STRATEGY

Rethinking Cokemaking

SunCoke Energy

Exhibit 99.1

Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, effects resulting from our separation from Sunoco, the effects of competition and the effects of future legislation or regulations. Forward-
looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,”
“will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.
SunCoke does not have any intention or obligation to update any forward-looking statement (or its associated cautionary language), whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.

ABOUT COKEMAKING

Raw Materials
Iron Ore, scrap, DRI, Pellet/feed, coke, limestone, subproducts
Oxygen Plants
Coke Batteries
Scrap
Iron ore mines
Concentrators
Iron ore mines
Steel Making
Slabs, billets, ferroalloys, refractory, fluxes, slag
BF
BOF
EAF
Desulphurization / Degasing
Ladle Furnace
Slab-Caster
Billet-Caster
Rolling Mills
Bars, wire rod, hot rolled coil, plate, cold rolled, seamless tube, beams
Rolling Mills
Rolling Mills
Industrial Processing
Tube & pipe, strips, profiles, wire product, coated steel
Service Centers
HRC, CRC, plate, profiles, rebar, wire rod, P&T, bars, cut & bent, painted sheet, strips, structures
Financial and Logistics Services
Oil & Gas
Construction
Aviation
Automotive
Shipbuilding
Appliances
Windtowers

SunCoke Energy

ABOUT COKEMAKING

Raw Materials
Iron Ore, scrap, DRI, Pellet/feed, coke, limestone, subproducts
Steel Making
Slabs, billets, ferroalloys, refractory, fluxes, slag
Rolling Mills
Bars, wire rod, hot rolled coil, plate, cold rolled, seamless tube, beams
Oil & Gas
Construction

SunCoke Energy

ABOUT COKEMAKING

Door Hole Dampers for primary air
Sole Flue Dampers for secondary air addition
6
5
1
2
2
4
4
3

1
Coal bed absorbs heat from refractory and liberates combustible volatile matter.

2
Partially combusted gas is drawn through downcomers within the oven walls.

3
Gas traverses through sole flues beneath the oven floor where secondary air is added through sole flue dampers.

4
Oxidized flue gas is drawn into uptakes within oven walls.

5
Flue gas exits at the top of each wall and travels across an uptake damper before entering the common tunnel.

6
Common tunnel delivers hot flue gas from multiple ovens to a boiler or vent stack.

ABOUT COKEMAKING

Desulfurization Unit
Boiler
Flow of Hot Gas
Cleaned Exhaust
Common Tunnel
Sulfur
Steam
Coke Oven
Uptake Damper
Power Grid
Water Inlet
Generator
Steam Turbine

SunCoke Energy

BLAST FURNACES AND COKE

BEST IN CLASS in lbs/ST		
Iron Burden	Iron Ore/ Pellets Scrap	3100 198
Flux	Limestone	30
Fuel	Coke	600

Most efficient blast furnaces require 800-900 lbs/THM of fuel to produce a ton of hot metal

BEST IN CLASS in lbs/ST		
Fuel	Nat Gas	Up to 80-120
Fuel	Coal	Up to 120-180

Top Gas
1 Short Ton of Hot Metal (THM)

SunCoke Energy

Blast furnaces are the
most efficient and
proven method of
reducing iron oxides into
liquid iron
Coke is a vital material to
blast furnace steel making
We believe that stronger,
larger coke is becoming more
important as blast furnaces
seek to optimize fuel needs

NATURAL GAS

COMPELLING PRICING
US$/MMBtu
16
400%
5
3
Coke
PCI-Coal
Natural Gas

SunCoke Energy

-
Natural gas cannot replace 100% of coke needs in
a blast furnace
-
At best, we believe natural gas can
replace about 30%
-
In order to optimize use of natural gas, stronger and larger coke is required
-
Alternative iron oxide-reducing technologies take time to
implement, require significant capital commitments
and are energy intensive
-
Both low-cost natural gas and power are required to
make alternative technologies viable
CHALLENGING EXECUTION
Source: CRU, SXC Analysis

SUNCOKE AT A GLANCE

SUNCOKE BUSINESS SEGMENTS

(excluding corporate costs)

19%
25%
7%
48%
Other Domestic Coke
Jewell Coke
Coal Mining
Int'l Coke

ADJUSTED EBITDA[1] (in millions)

$280
HIGH
$250
LOW
$141
CY 2011
CY 2012 Guidance

SunCoke Energy

-
Largest independent producer of
metallurgical coke in the Americas
-
Six cokemaking facilities (five in the U.S.
and one in Brazil)
-
Approximately 5.9 million tons per year
cokemaking capacity
-
1,180 employees (980 U.S. / 200 Brazil)
-
CY 2012 Guidance results driven by strong
coke business performance
-
Successful Middletown startup
-
Improvement at Indiana Harbor
-
Yield/cost improvement at other facilities
(1) For a definition of Adjusted EBITDA and reconciliation,
please see the appendix.

STEEL INDUSTRY: THE BIG VALUE MIGRATION

HRC VALUE CHAIN
Profit Pool Split
81%
18%
78%
61%
35%
28%
29%
71%
1995
2000
2005
2008
2009
2010
Steel making
Coking coal
Iron ore

SunCoke Energy

- Fundamental shift in value allocation
between miners and steel makers in
the last decade
- Urbanization boom in emerging
economies and iron ore and coal
industry consolidation triggered
price super cycle
-
Traditional fixed-cost intensive
businesses now must focus on
variable cost structure
- In response, steel makers are
deploying two strategies:
- Vertical integration
- Capital rationalization
Source: McKinsey

COMPELLING OUTSOURCING ALTERNATIVE

Our turnkey solution is structured to provide a balanced sharing of risks/rewards with our customers

SUNCOKE ENERGY

What SunCoke Offers

- Capital Funding & Ownership
- Permits & Approvals
- Engineering, Procurement & Construction
- Plant Production & Environmental Compliance
- Reliable, High Quality Coke Supply

Typical Coke Contract Provisions

- **Term Commitment** (7+ years)
- **Coal Cost Component** (Pass-Through)
- **Fixed Fee** (Profit & Return on Capital)
- **Operating Cost Component** (Pass-Through)
- **Taxes, Transportation & Future Environmental Costs** (Pass-Through)

CUSTOMER

Coke fee
Energy fee

Focus: High Quality | Coal Flexibility | Capital Efficiency & Flexibility | Turn-down Flexibility

SunCoke Energy

DEVELOPING A NEXT GENERATION DESIGN

COMPUTATIONAL FLUID DYNAMICS

coal bed

HRSG MODEL

Heat recovery
steam generators

DETAILED FINITE ELEMENT ANALYSIS

EXPECTED BENEFITS

MORE CAPITAL EFFICIENT, FLEXIBLE DESIGN
30% smaller footprint, 50+% turndown

COMPLIANT WITH NEXT GEN. EPA RULES
Reduced venting hours, Lower SOx emissions

MAXIMIZES USE OF LOW COST COAL
High vol. B&C, CSR>60

SunCoke Energy

PLANS TO GROW

INDIA

- GROWING STEEL MARKET
- COKE SUPPLY DEFICIT
- ELECTRIC POWER DEFICIT

-COMMITTED TO GROWTH STRATEGY

- Discussing opportunities with merchant coke producers in India
- Targeting potential entry by early 2013

US

- IMPORT DISPLACEMENT
- AGING BATTERY REPLACEMENT

- FOCUSED ON PERMITTING NEW PLANT WITH ANTICIPATED CAPACITY 660,000 TONS
- EXPECT TO HAVE PERMITS IN FIRST HALF OF 2013; WILL THEN SEEK CUSTOMER COMMITMENTS

SunCoke Energy

STRATEGY FOR SHAREHOLDER VALUE

Operating Excellence

Grow the Coke Business
North America & International

Strategically Optimize Assets

SunCoke Energy

Adjusted EBITDA
represents earnings before interest, taxes, depreciation, depletion and amortization
(“EBITDA”) adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with Adjusted
EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing
Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to non controlling interest in our Indiana Harbor cokemaking operations.
EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses. Management believes Adjusted
EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.

APPENDIX - RECONCILIATIONS

RECONCILIATIONS FROM ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA TO NET INCOME

$ in millions	Q1 '12	FY '11	Q4 '11	Q3 '11	Q2 '11	Q1 '11	FY '10
Adjusted Pro Forma Operating Income							$179
Add: Pro Forma impact of ArcelorMittal settlement							(100)
Subtract: Legal and settlement charges related to ArcelorMittal Settlement & Indiana Harbor Arbitration							(4)
Adjusted Operating Income	37.1	80.4	14.9	33.5	24.6	7.4	186.2
Net Income (Loss) attributable to Noncontrolling Interest	(0.3)	(1.7)	(0.5)	3.4	1.6	(6.2)	7.1
Subtract: Depreciation Expense	(18.4)	(58.4)	(16.0)	(14.7)	(14.7)	(13.0)	(48.2)
Adjusted EBITDA	55.8	140.5	31.4	44.8	37.7	26.6	227.3
Subtract: Depreciation, depletion and amortization	(18.4)	(58.4)	(16.0)	(14.7)	(14.7)	(13.0)	(48.2)
Subtract: Financing expense, net	(12.0)	(1.4)	(7.1)	(3.3)	4.5	4.5	19.0
Subtract: income tax	(5.3)	(7.2)	2.9	(5.1)	(1.9)	(3.1)	(46.9)
Subtract: Sales Discount	(3.2)	(12.9)	(3.2)	(3.5)	(3.1)	(3.1)	(12.0)
Add: Net Income attributable to NCI	(0.3)	(1.7)	(0.5)	3.4	1.6	(6.2)	7.1
Net Income	16.6	58.9	7.5	21.6	24.1	5.7	146.3

SunCoke Energy

APPENDIX - ESTIMATED RECONCILIATION

2012E NET INCOME TO ADJUSTED EBITDA RECONCILIATION

$ in millions	LOW	HIGH
Net Income	**$98**	**$122**
Depreciation, Depletion and Amortization	74	72
Total financing costs, net	48	46
Income tax expense	25	37
EBITDA	**$245**	**$277**
Sales discounts	11	10
Noncontrolling interests	(6)	(7)
Adjusted EBITDA	**$250**	**$280**

SunCoke Energy